EXHIBIT 10.31.9

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                            DATED 29TH OCTOBER, 2004
                   (BUT WITH EFFECT FROM 30TH SEPTEMBER, 2004)
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                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)
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                             NINTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY
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                              BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                    HONG KONG
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


THIS DEED is made the 29th day of October 2004 (but with effect from 30th September, 2004)

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").

WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" such expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Beneficiaries, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004, 5th May, 2004 and 17th
         June, 2004 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) The Borrowers have requested the Agent, and the Agent (in its capacity as the Issuer) has agreed in principle, to the amendment of the financial covenants and undertakings as hereinafter set out.

(G) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of



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


         Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the deletion in their entirety from Clause 1.1 of the Facility Agreement for the definitions of the terms "CASH INTEREST EXPENSE" and "EBITDA".

         2.1.2 By the deletion in its entirety from Clause 1.1 of the Facility Agreement for the definitions of the term "LETTER OF CREDIT FEE", and the substitution therefor with the following:

                  "`LETTER OF CREDIT FEE' THE MEANING GIVEN TO IT IN CLAUSE 17;"

         2.1.3 By the deletion in its entirety from Clause 1.1 of the Facility Agreement for the definitions of the term "SECURITY DOCUMENTS", and the substitution therefor with the following:

                  "`SECURITY DOCUMENTS'       (i)   THE   SYNDICATED   COMPOSITE
                                              GUARANTEE AND DEBENTURE  (ii) EACH
                                              OF THE  PARENT  GUARANTEES;  (iii)
                                              THE GUEZ GUARANTEE,  (iv) A CHARGE
                                              OVER SHARES  EXECUTED ON EVEN DATE
                                              HEREWITH  BY FRI IN  FAVOUR OF THE
                                              AGENT ON BEHALF OF THE  ISSUER AND
                                              THE BANKS IN RESPECT OF ITS SHARES
                                              IN TARRANT,  (v) THE INTERCREDITOR
                                              AGREEMENT, IN EACH CASE AS AMENDED
                                              OR MODIFIED FROM TIME TO TIME;"

         2.1.4 By the deletion in its entirety of Clause 2.1 of the Facility Agreement, and the substitution therefor with the following:

                  "SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE BANKS MAY MAKE AVAILABLE TO THE BORROWERS AN UNCOMMITTED LETTER OF CREDIT FACILITY OF UP TO THE AMOUNT SPECIFIED IN COLUMN 2 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 3 OF SCHEDULE 1 OR ITS EQUIVALENT FROM TIME TO TIME IN OTHER CURRENCIES. THE FACILITY SHALL COMPRISE THE PROVISION OF LETTERS OF CREDIT TO BE ISSUED BY THE ISSUER (SUBJECT TO REIMBURSEMENT BY THE BORROWER AND EACH OF THE BANKS ON THE TERMS SET OUT IN THIS AGREEMENT) IN A MAXIMUM PRINCIPAL AMOUNT NOT EXCEEDING THE AMOUNT SPECIFIED IN COLUMN 2 OF SCHEDULE 1 DURING THE APPLICABLE PERIOD SET OUT IN THE CORRESPONDING ROW OF COLUMN 3 OF SCHEDULE 1 OR ITS US DOLLAR EQUIVALENT FROM TIME TO TIME IN OTHER CURRENCIES."

         2.1.5 By the deletion in its entirety of Clause 4.2 of the Facility Agreement, and the substitution therefor with the following:

                  "4.2     LETTERS OF CREDIT

                           UPON THE REQUEST OF ANY BORROWER (CONTAINED IN A UTILISATION NOTICE), THE ISSUER MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, ISSUE ONE OR MORE

                           DOCUMENTARY LETTERS OF CREDIT, OR GRANT TO THAT BORROWER ONE OR MORE IMPORT LOANS OR FINANCE ONE OR MORE DOCUMENTS AGAINST ACCEPTANCE (EACH A "LETTER OF CREDIT"), IN EACH CASE DENOMINATED IN US DOLLARS OR ANY FOREIGN CURRENCY AS THE ISSUER MAY AGREE, FOR THAT BORROWER'S ACCOUNT AND SUBJECT TO THE TERMS OF
                           THIS AGREEMENT. WITHOUT PREJUDICE TO THE ISSUER'S OVERRIDING DISCRETION AS TO WHETHER TO ACCEPT OR TO REJECT ANY REQUEST FOR THE ISSUE OF A LETTER OF CREDIT:,

                           4.2.1    THE  ISSUER  WILL NOT  ISSUE  ANY  LETTER OF
                                    CREDIT:

                                    (a)      IF THE US DOLLAR  EQUIVALENT OF THE
                                             MAXIMUM    FACE   AMOUNT   OF   THE
                                             REQUESTED  LETTER OF  CREDIT,  PLUS
                                             ALL  COMMISSIONS,  FEES AND CHARGES
                                             DUE FROM THE BORROWER IN CONNECTION
                                             WITH ITS  ISSUE,  WOULD  CAUSE  THE
                                             AMOUNT OF THE AVAILABLE FACILITY TO
                                             BE EXCEEDED AT SUCH TIME; OR

                                    (b)      IF THE EXPIRY DATE OF THE LETTER OF
                                             CREDIT WOULD BE LATER THAN 364 DAYS
                                             FROM ITS DATE OF ISSUE; OR

                                    (c)      IF THE US DOLLAR  EQUIVALENT OF THE
                                             MAXIMUM    FACE   AMOUNT   OF   THE
                                             REQUESTED  LETTER  OF  CREDIT  WHEN
                                             AGGREGATED   WITH  THE  US   DOLLAR
                                             EQUIVALENT   OF  THE  MAXIMUM  FACE
                                             VALUE OF ALL LETTERS OF CREDIT THEN
                                             IN ISSUE WOULD EXCEED:

                                             (i)      US$25,000,000 (TWENTY FIVE
                                                      MILLION US  DOLLARS) ON OR
                                                      BEFORE   30TH   SEPTEMBER,
                                                      2004;

                                             (ii)     US$23,000,000      (TWENTY
                                                      THREE  MILLION US DOLLARS)
                                                      AFTER 30TH SEPTEMBER, 2004
                                                      BUT  ON  OR  BEFORE   24TH
                                                      OCTOBER, 2004;

                                             (iii)    US$22,000,000  (TWENTY TWO
                                                      MILLION US DOLLARS)  AFTER
                                                      24TH OCTOBER,  2004 BUT ON
                                                      OR BEFORE  24TH  NOVEMBER,
                                                      2004;

                                             (iv)     US$21,000,000  (TWENTY ONE
                                                      MILLION US DOLLARS)  AFTER
                                                      24TH NOVEMBER, 2004 BUT ON
                                                      OR BEFORE  24TH  DECEMBER,
                                                      2004; OR

                                             (v)      US$20,000,000      (TWENTY
                                                      MILLION US DOLLARS) AT ANY
                                                      TIME  ON  OR  AFTER   25TH
                                                      DECEMBER, 2004; AND

                           4.2.2 THE ISSUER WILL NOT FINANCE ONE OR MORE DOCUMENTS AGAINST ACCEPTANCE IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED FINANCING EXCEEDS 90% OF THE FACE AMOUNT OF THE UNDERLYING CONTRACT(S) OF SALE TO WHICH THE FINANCING RELATES,

                           UNLESS THE ISSUER HAS SPECIFICALLY AGREED WITH THE BORROWER THAT IT IS PREPARED TO DO SO."


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


        2.1.6 By the deletion from Clause 4.7.1 of the Facility Agreement of the words "ALL AS SPECIFIED IN CLAUSE 17.1 AND SCHEDULE 5", and the substitution therefor with "ALL AS SPECIFIED IN CLAUSE 17 AND SCHEDULE 5"

         2.1.7 By the deletion in its entirety of Clause 10.4 of the Facility Agreement, and the substitution therefor with the following:

                  "10.4    FINANCIAL RATIOS

                           EACH OF THE BORROWERS SHALL ENSURE THAT, AT ALL TIMES, THE FINANCIAL CONDITION OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS), MEASURED ON A QUARTERLY BASIS, SHALL BE SUCH THAT TANGIBLE NET WORTH SHALL BE NOT LESS THAN THE FOLLOWING AMOUNTS ON THE FOLLOWING
                           DATES:

                           DATE                               TANGIBLE NET WORTH
                           ----                               ------------------
                           30TH SEPTEMBER, 2004               US$20,000,000
                           31ST DECEMBER, 2004                US$22,000,000
                           31ST MARCH, 2005                   US$22,000,000
                           30TH JUNE, 2005, AND ON THE LAST   US$25,000,000
                           DATE OF EACH FISCAL QUARTER
                           THEREAFTER

                           AS CALCULATED BY REFERENCE TO THE ACCOUNTING INFORMATION (THE "RELEVANT ACCOUNTING INFORMATION") MOST RECENTLY DELIVERED UNDER THIS AGREEMENT BEING
                           (i) THE ANNUAL AUDITED FINANCIAL STATEMENTS DELIVERED UNDER CLAUSE 10.2.1 AND (ii) EACH SET OF MANAGEMENT ACCOUNTS (AS CONSOLIDATED FOR THE RELEVANT FISCAL QUARTER) DELIVERED UNDER CLAUSE 10.2.2."

         2.1.8 By the deletion in its entirety of Clause 10.5 of the Facility Agreement, and the substitution therefor with the following:

                  "10.5.1 TANGIBLE NET WORTH: MEANS A SUM EQUAL TO THE AGGREGATE AMOUNT, AT THE DATE (THE "ACCOUNTING INFORMATION DATE") AS OF WHICH THE RELEVANT ACCOUNTING INFORMATION SHALL HAVE BEEN PREPARED AND CALCULATED BY REFERENCE TO THE RELEVANT ACCOUNTING INFORMATION, OF ALL ASSETS (AS THAT TERM IS INTERPRETED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED) OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS), BUT EXCLUDING:

                           (a) ALL ASSETS THAT ARE PROPERLY CLASSIFIED UNDER GAAP AS INTANGIBLE ASSETS (AS THAT TERM IS INTERPRETED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED) OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS); AND

                           (b) MONEYS DUE AND PAYABLE BY MR. GERARD GUEZ TO TAG AND THE GROUP (ON A CONSOLIDATED BASIS),

                           LESS TOTAL LIABILITIES.

                  10.5.2 TOTAL LIABILITIES: MEANS THE AGGREGATE AMOUNT OF ALL LIABILITIES OF TAG AND THE GROUP (ON A CONSOLIDATED BASIS)."


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


         2.1.9 By the deletion in its entirety of Schedule 1 to the Facility Agreement, and the substitution therefor with the following:

                                   "SCHEDULE 1

                              BANKS AND COMMITMENTS



COLUMN 1: BANK             COLUMN 2: COMMITMENT   COLUMN 3: APPLICABLE PERIOD
--------------             --------------------   ---------------------------

UPS CAPITAL GLOBAL TRADE   US$25 MILLION          ON OR BEFORE  30TH  SEPTEMBER,
FINANCE CORPORATION                               2004
                           US$23 MILLION          AFTER  30TH  SEPTEMBER,   2004
                                                  BUT   ON   OR   BEFORE    24TH
                                                  OCTOBER, 2004
                           US$22 MILLION          AFTER 24TH  OCTOBER,  2004 BUT
                                                  ON OR  BEFORE  24TH  NOVEMBER,
                                                  2004
                           US$21 MILLION          AFTER 24TH NOVEMBER,  2004 BUT
                                                  ON OR  BEFORE  24TH  DECEMBER,
                                                  2004
                           US$20 MILLION          AT   ANY   TIME   AFTER   24TH
                                                  DECEMBER, 2004


3.       GENERAL

3.1      The parties hereto hereby acknowledge and confirm that:-

         3.1.1 the terms of the Facility Agreement as varied and amended in accordance with this Deed of Variation shall remain in full force and effect; and

         3.1.2 neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement, any Security Document or any other Finance Document or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

3.2 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

3.3 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the


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         parties hereto agree to submit to the non-exclusive jurisdiction of the
         Courts of the Hong Kong Special Administrative Region of the People's Republic of China.



IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.


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THE BORROWERS


THE COMMON SEAL of                 )
TARRANT COMPANY LIMITED            )
was hereunto affixed               )
in the presence of:                )


 /S/ HENRY CHU
-----------------------------------
Henry Chu, DIRECTOR


/S/ GRACE TAM
-----------------------------------
Grace Tam, DIRECTOR/SECRETARY




THE COMMON SEAL of                 )
MARBLE LIMITED                     )
was hereunto affixed               )
in the presence of:                )


/S/ HENRY CHU
-----------------------------------
Henry Chu, DIRECTOR


/S/ GRACE TAM
-----------------------------------
Grace Tam, DIRECTOR/SECRETARY




THE COMMON SEAL of                 )
TRADE LINK HOLDINGS LIMITED        )
was hereunto affixed               )
in the presence of:                )


/S/ HENRY CHU
-----------------------------------
Henry Chu, DIRECTOR


/S/ GRACE TAM
-----------------------------------
Grace Tam, DIRECTOR/SECRETARY


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THE AGENT


SIGNED for and on behalf of        )
UPS CAPITAL GLOBAL                 )
TRADE FINANCE CORPORATION          )
by:                                )
in the presence of:                )    /S/ ROBIN C. NIX
                                       -----------------------------------------
                                       Robin C. Nix, U.S. Country Manager


 /S/ ILLEGIBLE
-----------------------------------
WITNESS


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